UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-21337

Western Asset Global High Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	May 31

Date of reporting period:	November 30, 2008

ITEM 1.       REPORT TO STOCKHOLDERS.

                The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / NOVEMBER 30, 2008

Western Asset Global High Income Fund Inc.
(EHI)

Managed by  WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is total return.

What’s inside

Letter from the chairman	I

Fund at a glance	1

Schedule of investments	2

Statement of assets and liabilities	20

Statement of operations	21

Statements of changes in net assets	22

Statement of cash flow	23

Financial highlights	24

Notes to financial statements	25

Board approval of management and subsidiary agreements	37

Additional shareholder information	42

Dividend reinvestment plan	43

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

Economic growth in the U.S. was mixed during the six-month reporting period ended November 30, 2008. Looking back, during the fourth quarter of 2007, U.S. gross domestic product (“GDP”)i declined 0.2%. This weakness was triggered by problems in the housing market, an ongoing credit crunch and soaring oil and food prices. The economy then expanded 0.9% and 2.8% during the first and second quarters of 2008, respectively. This rebound was due, in part, to rising exports that were buoyed by a weakening U.S. dollar and solid consumer spending, which was aided by the government’s tax rebate program. The dollar’s rally and the end of the rebate program, combined with other strains on the economy, then caused GDP to take a step backward in the third quarter of 2008. According to the U.S. Department of Commerce, third quarter 2008 GDP declined 0.5%.

In early December 2008, after the reporting period ended, the National Bureau of Economic Research (“NBER”) announced that a recession had begun in December 2007. While one definition of a recession is based on having two consecutive quarters of negative growth (which has not yet occurred), the NBER determined that a recession had already started using its definition, which is based on “a significant decline in economic activity spread across the economy, lasting more than a few months, normally visible in production, employment, real income and other indicators.”

Regardless of how one defines a recession, it certainly has felt like we are in the midst of an economic contraction. Consumer spending, which represents approximately two-thirds of GDP, has fallen sharply. During November 2008, sales at U.S. retailers experienced their largest monthly decline in nearly 40 years. In terms of the job market, the U.S. Department of Labor reported that payroll employment declined in each of the 12 months of 2008. During 2008 as a whole, 2.6 million jobs were lost, the largest annual decline since World War II ended in 1945. In addition, at the end of 2008, the unemployment rate had risen to 7.2%, its highest level since January 1993.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take

Western Asset Global High Income Fund Inc.	I

Letter from the chairman continued

aggressive and, in some cases, unprecedented actions. Beginning in September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first such reduction since June 2003. The Fed then reduced the federal funds rate on six additional occasions through April 2008, bringing the federal funds rate to 2.00%. The Fed then shifted gears in the face of mounting inflationary prices and a weakening U.S. dollar. At its meetings in June, August and September 2008, the Fed held rates steady. Then, on October 8, 2008, in a global coordination effort with six central banks around the world, interest rates were cut in an attempt to reduce the strains in the global financial markets. At that time, the Fed lowered the federal funds rate from 2.00% to 1.50%. The Fed again cut rates from 1.50% to 1.00% at its regularly scheduled meeting on October 29, 2008. On December 16, 2008, after the reporting period ended, the Fed cut rates to a range of zero to 0.25%, the lowest level since the Fed started publishing the federal funds rate in 1990. In conjunction with its December meeting, the Fed stated that it “will employ all available tools to promote the resumption of sustainable economic growth and to preserve price stability. In particular, the Committee anticipates that weak economic conditions are likely to warrant exceptionally low levels of the federal funds rate for some time.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. Also in March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In addition, on October 3, 2008, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by President Bush. As part of TARP, the Treasury had planned to purchase bad loans and other troubled financial assets. However, in November 2008, Treasury Secretary Paulson said, “Our assessment at this time is that this is not the most effective way to use TARP funds, but we will continue to examine whether targeted forms of asset purchase can play a useful role, relative to other potential uses of TARP resources, in helping to strengthen our financial system and support lending.”

II	Western Asset Global High Income Fund Inc.

During the six-month reporting period ended November 30, 2008, both short- and long-term Treasury yields experienced periods of extreme volatility. Earlier in the year, investors were focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” at which times Treasury yields moved lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of the reporting period, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. On several occasions, the yield available from short-term Treasuries fell to nearly zero, as investors were essentially willing to forgo any return potential in order to access the relative safety of government-backed securities. During the six months ended November 30, 2008, two-year Treasury yields fell from 2.66% to 1.00%. Over the same time frame, 10-year Treasury yields moved from 4.06% to 2.93%. Looking at the six-month period as a whole, the overall bond market, as measured by the Barclays Capital U.S. Aggregate Indexiv, returned 0.24%.

Periods of increased investor risk aversion caused the high-yield bond market to produce extremely poor results over the six months ended November 30, 2008. While the asset class modestly rallied on several occasions, it was not enough to overcome numerous flights to quality. In particular, seizing credit markets, coupled with fears of a global recession and rising corporate bond default rates, sent high-yield bond prices sharply lower in September, October and November 2008. During those three months, the Citigroup High Yield Market Indexv (the “Index”) returned -8.01%, -15.34% and -9.75%, respectively. Over the six months ended November 30, 2008, the Index returned -32.87%.

Despite periods of extreme market volatility, emerging market debt prices largely treaded water during the first half of the reporting period. During that time, the asset class was supported by solid demand, superior growth rates in emerging market countries, increased domestic spending and rating upgrades in countries such as Brazil. However, fears of a global recession, falling commodity prices and seizing credit markets sent emerging market debt prices sharply lower in September and October 2008. During those months, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned -6.84% and -14.89%, respectively. Over the six months ended November 30, 2008, the EMBI Global returned -18.78%.

Western Asset Global High Income Fund Inc.	III

Letter from the chairman continued

Performance review

For the six months ended November 30, 2008, Western Asset Global High Income Fund Inc. returned -34.77% based on its net asset value (“NAV”)vii and -43.05% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Aggregate Index, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Indexviii and the EMBI Global, returned 0.24%, -31.73% and -18.78%, respectively, over the same time frame. The Lipper Global Income Closed-End Funds Category Averageix returned -20.52% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During the six-month period, the Fund made distributions to shareholders totaling $0.51 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of November 30, 2008. Past performance is no guarantee of future results.

PERFORMANCE SNAPSHOT as of November 30, 2008 (unaudited)

PRICE PER SHARE	6-MONTH TOTAL RETURN* (not annualized)
$8.32 (NAV)	-34.77%
$6.52 (Market Price)	-43.05%

All figures represent past performance and are not a guarantee of future results.

*Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to

IV	Western Asset Global High Income Fund Inc.

help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. And rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/cef. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•  Fund prices and performance

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Looking for additional information?

The Fund is traded under the symbol “EHI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XEHIX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Western Asset Global High Income Fund Inc.	V

Letter from the chairman continued

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 9, 2009

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Leverage may magnify gains and increase losses in the Fund’s portfolio.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.
vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii

The Barclays Capital (formerly Lehman Brothers) U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ix

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended November 30, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 16 funds in the Fund’s Lipper category.

VI	Western Asset Global High Income Fund Inc.

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — November 30, 2008

Western Asset Global High Income Fund Inc. 2008 Semi-Annual Report	1

Schedule of investments (unaudited)

November 30, 2008

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
CORPORATE BONDS & NOTES — 40.7%
CONSUMER DISCRETIONARY — 6.7%
	Auto Components — 0.3%
1,660,000	Allison Transmission Inc., Senior Notes, 11.250% due 11/1/15(a)(b)	$672,300
790,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	304,150
	Visteon Corp., Senior Notes:
484,000	8.250% due 8/1/10	152,460
1,249,000	12.250% due 12/31/16(a)	218,575
	Total Auto Components	1,347,485
	Automobiles — 0.7%
	Ford Motor Co.:
	Debentures:
545,000	8.875% due 1/15/22	122,625
275,000	8.900% due 1/15/32	64,625
7,205,000	Notes, 7.450% due 7/16/31	1,837,275
	General Motors Corp.:
570,000	Notes, 7.200% due 1/15/11	155,325
	Senior Debentures:
300,000	8.250% due 7/15/23	61,500
3,570,000	8.375% due 7/15/33	803,250
	Total Automobiles	3,044,600
	Diversified Consumer Services — 0.2%
	Education Management LLC/Education Management Finance Corp.:
430,000	Senior Notes, 8.750% due 6/1/14	313,900
595,000	Senior Subordinated Notes, 10.250% due 6/1/16	416,500
	Service Corp. International, Senior Notes:
185,000	7.625% due 10/1/18	134,125
210,000	7.500% due 4/1/27	133,350
	Total Diversified Consumer Services	997,875
	Hotels, Restaurants & Leisure — 1.8%
675,000	Boyd Gaming Corp., Senior Subordinated Notes, 6.750% due 4/15/14	408,375
675,000	Buffets Inc., Senior Notes, 12.500% due 11/1/14(c)	5,062
521,000	Choctaw Resort Development Enterprise, Senior Notes, 7.250% due 11/15/19(a)	278,735
875,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	603,750
255,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	189,975
1,000,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	335,000

See Notes to Financial Statements.

2	Western Asset Global High Income Fund Inc. 2008 Semi-Annual Report

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Hotels, Restaurants & Leisure — 1.8% continued
	MGM MIRAGE Inc.:
560,000	Notes, 6.750% due 9/1/12	$305,200
1,350,000	Senior Notes, 13.000% due 11/15/13(a)	1,134,000
	Mohegan Tribal Gaming Authority, Senior Subordinated Notes:
675,000	7.125% due 8/15/14	384,750
625,000	6.875% due 2/15/15	337,500
876,000	Pokagon Gaming Authority, Senior Notes, 10.375% due 6/15/14(a)	744,600
95,000	River Rock Entertainment Authority, Senior Secured Notes, 9.750% due 11/1/11	78,375
830,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	468,950
1,150,000	Seneca Gaming Corp., Senior Notes, 7.250% due 5/1/12	776,250
150,000	Snoqualmie Entertainment Authority, Senior Secured Notes, 6.875% due 2/1/14(a)(d)	89,250
	Station Casinos Inc., Senior Notes:
110,000	6.000% due 4/1/12	34,650
760,000	7.750% due 8/15/16	235,600
2,000,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10(a)	1,670,000
	Total Hotels, Restaurants & Leisure	8,080,022
	Household Durables — 0.8%
80,000	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	64,000
1,735,000	K Hovnanian Enterprises Inc., Senior Notes, 11.500% due 5/1/13	1,335,950
2,180,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	1,972,900
445,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, 9.750% due 9/1/12	358,225
	Total Household Durables	3,731,075
	Internet & Catalog Retail — 0.0%
90,000	Expedia Inc., Senior Notes, 8.500% due 7/1/16(a)	55,350
	Media — 2.2%
	Affinion Group Inc.:
1,105,000	Senior Notes, 10.125% due 10/15/13	762,450
380,000	Senior Subordinated Notes, 11.500% due 10/15/15	224,200
3,257,000	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	879,390
849,000	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 10/1/13	390,540
185,000	Charter Communications Holdings LLC, Senior Discount Notes, 12.125% due 1/15/12(e)	47,175
285,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11	61,275

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2008 Semi-Annual Report	3

Schedule of investments (unaudited) continued

November 30, 2008

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Media — 2.2% continued
1,150,000	Charter Communications Inc., Senior Secured Notes, 10.875% due 9/15/14(a)	$830,875
575,000	CMP Susquehanna Corp., 9.875% due 5/15/14	104,938
	CSC Holdings Inc.:
425,000	Senior Debentures, 8.125% due 8/15/09	409,062
	Senior Notes:
550,000	8.125% due 7/15/09	529,375
250,000	7.625% due 4/1/11	222,500
575,000	6.750% due 4/15/12	484,437
1,367,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, 9.875% due 8/15/13	304,158
3,060,000	EchoStar DBS Corp., Senior Notes, 7.750% due 5/31/15	2,264,400
3,715,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16	325,063
	R.H. Donnelley Corp., Senior Notes:
650,000	8.875% due 1/15/16	87,750
100,000	8.875% due 10/15/17	13,500
1,100,000	Rogers Cable Inc., Senior Secured Notes, 7.875% due 5/1/12	1,111,213
270,000	Sun Media Corp., 7.625% due 2/15/13	224,100
1,570,000	TL Acquisitions Inc., Senior Notes, 10.500% due 1/15/15(a)	855,650
	Total Media	10,132,051
	Multiline Retail — 0.5%
1,620,000	Dollar General Corp., Senior Subordinated Notes, 11.875% due 7/15/17(b)	1,308,150
	Neiman Marcus Group Inc.:
1,090,000	Senior Notes, 9.000% due 10/15/15(b)	468,700
1,400,000	Senior Secured Notes, 7.125% due 6/1/28	651,000
	Total Multiline Retail	2,427,850
	Specialty Retail — 0.2%
	AutoNation Inc., Senior Notes:
335,000	6.753% due 4/15/13(d)	214,400
85,000	7.000% due 4/15/14	55,675
1,070,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	535,000
	Total Specialty Retail	805,075
	TOTAL CONSUMER DISCRETIONARY	30,621,383
CONSUMER STAPLES — 1.0%
	Beverages — 0.4%
2,330,000	Constellation Brands Inc., Senior Notes, 8.375% due 12/15/14	2,038,750
	Food & Staples Retailing — 0.1%
177,522	CVS Caremark Corp., Pass-Through Certificates, 5.298% due 1/11/27(a)	136,268

See Notes to Financial Statements.

4	Western Asset Global High Income Fund Inc. 2008 Semi-Annual Report

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Food & Staples Retailing — 0.1% continued
	CVS Lease Pass-Through Trust:
102,804	5.880% due 1/10/28(a)	$76,763
630,804	6.036% due 12/10/28(a)	502,064
	Total Food & Staples Retailing	715,095
	Food Products — 0.2%
	Dole Food Co. Inc., Senior Notes:
610,000	7.250% due 6/15/10	433,100
432,000	8.875% due 3/15/11	282,960
	Total Food Products	716,060
	Household Products — 0.1%
490,000	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13	355,250
	Tobacco — 0.2%
	Alliance One International Inc., Senior Notes:
110,000	8.500% due 5/15/12	83,050
790,000	11.000% due 5/15/12	667,550
	Total Tobacco	750,600
	TOTAL CONSUMER STAPLES	4,575,755
ENERGY — 5.8%
	Energy Equipment & Services — 0.3%
560,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	355,600
750,000	Key Energy Services Inc., Senior Notes, 8.375% due 12/1/14	526,875
270,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	231,525
	Total Energy Equipment & Services	1,114,000
	Oil, Gas & Consumable Fuels — 5.5%
1,395,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	983,475
	Chesapeake Energy Corp., Senior Notes:
1,350,000	6.375% due 6/15/15	951,750
270,000	6.625% due 1/15/16	189,675
1,645,000	7.250% due 12/15/18	1,159,725
160,000	Colorado Interstate Gas Co., Senior Notes, 6.800% due 11/15/15	134,419
245,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	160,475
474,694	Corral Finans AB, Senior Secured Subordinated Bonds, 6.253% due 4/15/10(a)(b)(d)	308,551
	El Paso Corp.:
	Medium-Term Notes:
2,050,000	7.375% due 12/15/12	1,748,070
1,330,000	7.750% due 1/15/32	844,549
125,000	Notes, 7.875% due 6/15/12	104,764

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2008 Semi-Annual Report	5

Schedule of investments (unaudited) continued

November 30, 2008

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†		SECURITY	VALUE
		Oil, Gas & Consumable Fuels — 5.5% continued
70,000		El Paso Natural Gas Co., Bonds, 8.375% due 6/15/32	$57,438
980,000		Enterprise Products Operating LP, Junior Subordinated Notes, 8.375% due 8/1/66	613,239
1,530,000		EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	1,185,750
890,000		Gazprom, Loan Participation Notes, 6.212% due 11/22/16(a)	520,650
61,340,000	RUB	Gazprom OAO, 6.950% due 8/6/09	2,033,337
655,000		International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	497,800
2,990,000		KazMunaiGaz Finance Sub B.V., Senior Notes, 8.375% due 7/2/13(a)	2,287,350
		LUKOIL International Finance BV:
830,000		6.356% due 6/7/17(a)	435,750
946,000		6.656% due 6/7/22(a)	449,350
1,850,000		Bonds, 6.356% due 6/7/17(a)	1,008,250
390,000		Mariner Energy Inc., Senior Notes, 7.500% due 4/15/13	255,450
		OPTI Canada Inc., Senior Secured Notes:
690,000		7.875% due 12/15/14	265,650
445,000		8.250% due 12/15/14	175,775
		Pemex Project Funding Master Trust:
5,640,000		6.625% due 6/15/35(a)	4,268,420
1,107,000		Senior Bonds, 6.625% due 6/15/35	837,791
510,000		Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13	392,700
410,000		Petroplus Finance Ltd., Senior Notes, 7.000% due 5/1/17(a)	256,250
1,245,000		SemGroup LP, Senior Notes, 8.750% due 11/15/15(a)(c)(f)	31,125
660,000		Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	491,700
550,000		TNK-BP Finance SA, 6.625% due 3/20/17(a)	226,875
550,000		VeraSun Energy Corp., Senior Notes, 9.375% due 6/1/17(c)	66,000
355,000		W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14(a)	221,875
630,000		Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	428,400
		Williams Cos. Inc.:
1,060,000		Notes, 8.750% due 3/15/32	775,348
1,000,000		Senior Notes, 7.625% due 7/15/19	766,260
		Total Oil, Gas & Consumable Fuels	25,133,986
		TOTAL ENERGY	26,247,986
FINANCIALS — 7.1%
		Capital Markets — 1.5%
		Credit Suisse/Nassau, Credit Linked Notes linked to OAO Gazprom:
159,710,000	RUB	6.790% due 10/29/09(a)	5,359,953
53,230,000	RUB	7.000% due 10/27/11(a)	1,577,661
		Total Capital Markets	6,937,614

See Notes to Financial Statements.

6	Western Asset Global High Income Fund Inc. 2008 Semi-Annual Report

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE
AMOUNT†		SECURITY	VALUE
		Commercial Banks — 2.6%
2,370,000		ATF Capital BV, Senior Notes, 9.250% due 2/21/14(a)	$1,433,850
1,050,000		Banco Mercantil del Norte SA, Subordinated Bonds, 6.135% due 10/13/16(a)(d)	768,396
		HSBK Europe BV:
1,700,000		7.250% due 5/3/17(a)	977,500
730,000		7.250% due 5/3/17(a)	409,077
		ICICI Bank Ltd., Subordinated Bonds:
1,840,000		6.375% due 4/30/22(a)(d)	919,834
454,000		6.375% due 4/30/22(a)(d)	229,239
104,829,000	RUB	JPMorgan Chase Bank, Credit-Linked Notes
		(Russian Agricultural Bank), 9.500% due 2/11/11(a)(e)	2,469,591
		RSHB Capital, Loan Participation Notes:
1,350,000		7.125% due 1/14/14(a)	867,780
1,380,000		Secured Notes, 7.125% due 1/14/14(a)	862,500
		Russian Agricultural Bank, Loan Participation Notes:
1,232,000		7.175% due 5/16/13(a)	836,898
1,529,000		6.299% due 5/15/17(a)	794,774
		TuranAlem Finance BV, Bonds:
1,786,000		8.250% due 1/22/37(a)	705,470
880,000		8.250% due 1/22/37(a)	345,400
		Total Commercial Banks	11,620,309
		Consumer Finance — 1.5%
		Ford Motor Credit Co.:
		Notes:
50,000		7.875% due 6/15/10	25,494
1,300,000		7.000% due 10/1/13	547,495
		Senior Notes:
1,650,000		8.069% due 6/15/11(d)	711,563
115,000		9.875% due 8/10/11	54,077
210,000		7.569% due 1/13/12(d)	92,663
380,000		12.000% due 5/15/15	185,548
		General Motors Acceptance Corp.:
6,315,000		Bonds, 8.000% due 11/1/31	1,662,184
1,545,000		Notes, 6.875% due 8/28/12	541,193
4,350,000		SLM Corp., Senior Notes, 8.450% due 6/15/18	3,159,609
		Total Consumer Finance	6,979,826
		Diversified Financial Services — 0.9%
350,000		AAC Group Holding Corp., Senior Discount Notes, 10.250% due 10/1/12(a)	292,250
550,000		CCM Merger Inc., Notes, 8.000% due 8/1/13(a)	310,750

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2008 Semi-Annual Report	7

Schedule of investments (unaudited) continued

November 30, 2008

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE
AMOUNT†	SECURITY	VALUE
	Diversified Financial Services — 0.9% continued
290,000	El Paso Performance-Linked Trust Certificates, Senior Notes, 7.750% due 7/15/11(a)	$241,996
470,000	Galaxy Entertainment Finance Co. Ltd., 8.133% due 12/15/10(a)(d)	180,950
	Leucadia National Corp., Senior Notes:
540,000	8.125% due 9/15/15	471,150
340,000	7.125% due 3/15/17	283,050
232,000	Residential Capital LLC, Junior Secured Notes, 9.625% due 5/15/15(a)	24,940
	TNK-BP Finance SA:
1,750,000	Bonds, 7.500% due 7/18/16(a)	778,750
1,490,000	Senior Notes, 7.875% due 3/13/18(a)	648,150
890,000	Vanguard Health Holdings Co., I LLC, Senior Discount Notes, step bond to yield 9.952% due 10/1/15	689,750
555,000	Vanguard Health Holdings Co., II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	446,775
	Total Diversified Financial Services	4,368,511
	Real Estate Investment Trusts (REITs) — 0.5%
30,000	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	15,150
2,275,000	Host Marriott LP, Senior Notes, 7.125% due 11/1/13	1,666,437
	Ventas Realty LP/Ventas Capital Corp., Senior Notes:
175,000	6.500% due 6/1/16	137,813
690,000	6.750% due 4/1/17	520,950
	Total Real Estate Investment Trusts (REITs)	2,340,350
	Real Estate Management & Development — 0.1%
325,000	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, 9.500% due 10/1/15(c)	66,625
1,750,000	Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15	288,750
	Total Real Estate Management & Development	355,375
	TOTAL FINANCIALS	32,601,985
HEALTH CARE — 2.2%
	Health Care Equipment & Supplies — 0.0%
330,000	Advanced Medical Optics Inc., Senior Subordinated Notes, 7.500% due 5/1/17	183,150
	Health Care Providers & Services — 2.2%
620,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15	500,650
1,300,000	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15	1,131,000
	HCA Inc.:
1,360,000	Notes, 6.375% due 1/15/15	788,800
	Senior Secured Notes:
540,000	9.250% due 11/15/16	440,100
4,170,000	9.625% due 11/15/16(b)	3,012,825

See Notes to Financial Statements.

8	Western Asset Global High Income Fund Inc. 2008 Semi-Annual Report

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE
AMOUNT†	SECURITY	VALUE
	Health Care Providers & Services — 2.2% continued
1,675,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	$1,281,375
	Tenet Healthcare Corp., Senior Notes:
430,000	6.375% due 12/1/11	328,950
125,000	7.375% due 2/1/13	86,875
1,959,000	9.875% due 7/1/14	1,420,275
	Universal Hospital Services Inc., Senior Secured Notes:
160,000	6.303% due 6/1/15(d)	104,800
135,000	8.500% due 6/1/15(b)	103,275
1,159,000	US Oncology Holdings Inc., Senior Notes, 8.334% due 3/15/12(b)(d)	735,965
	Total Health Care Providers & Services	9,934,890
	Pharmaceuticals — 0.0%
1,270,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12(c)(f)	66,675
	TOTAL HEALTH CARE	10,184,715
INDUSTRIALS — 5.5%
	Aerospace & Defense — 0.6%
1,150,000	DRS Technologies Inc., Senior Subordinated Notes, 6.625% due 2/1/16	1,147,125
2,115,000	Hawker Beechcraft Acquisition Co., Senior Notes, 8.875% due 4/1/15(b)	877,725
845,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	783,738
	Total Aerospace & Defense	2,808,588
	Airlines — 0.5%
	Continental Airlines Inc.:
201,892	8.388% due 5/1/22	137,286
	Pass-Through Certificates:
306,439	8.312% due 4/2/11	226,765
290,000	7.339% due 4/19/14	191,400
2,290,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15(a)	1,614,450
	Total Airlines	2,169,901
	Building Products — 1.0%
	Associated Materials Inc.:
25,000	Senior Discount Notes, step bond to yield 7.090% due 3/1/14	12,875
1,560,000	Senior Subordinated Notes, 9.750% due 4/15/12	1,341,600
	GTL Trade Finance Inc.:
1,060,000	7.250% due 10/20/17(a)	890,291
2,036,000	7.250% due 10/20/17(a)	1,707,043
680,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	210,800

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2008 Semi-Annual Report	9

Schedule of investments (unaudited) continued

November 30, 2008

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE
AMOUNT†	SECURITY	VALUE
	Building Products — 1.0% continued
1,130,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 11.542% due 3/1/14	$265,550
	Total Building Products	4,428,159
	Commercial Services & Supplies — 1.2%
900,000	Allied Waste North America Inc., Senior Notes, 7.375% due 4/15/14	819,000
1,618,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	1,375,300
1,100,000	Interface Inc., Senior Subordinated Notes, 9.500% due 2/1/14	885,500
1,295,000	Rental Services Corp., Senior Notes, 9.500% due 12/1/14	641,025
2,510,000	US Investigations Services Inc., Senior Subordinated Notes, 10.500% due 11/1/15(a)	1,844,850
	Total Commercial Services & Supplies	5,565,675
	Construction & Engineering — 1.2%
7,177,000	Odebrecht Finance Ltd., 7.500% due 10/18/17(a)	5,400,692
	Industrial Conglomerates — 0.1%
	Sequa Corp., Senior Notes:
400,000	11.750% due 12/1/15(a)	178,000
413,500	13.500% due 12/1/15(a)(b)	159,198
	Total Industrial Conglomerates	337,198
	Road & Rail — 0.6%
2,610,000	Hertz Corp., Senior Subordinated Notes, 10.500% due 1/1/16	1,057,050
	Kansas City Southern de Mexico, Senior Notes:
790,000	9.375% due 5/1/12	632,000
980,000	7.625% due 12/1/13	744,800
190,000	Kansas City Southern Railway, Senior Notes, 7.500% due 6/15/09	180,025
	Total Road & Rail	2,613,875
	Trading Companies & Distributors — 0.3%
595,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16(a)	348,075
1,370,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	719,250
1,415,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14(a)	544,775
	Total Trading Companies & Distributors	1,612,100
	Transportation Infrastructure — 0.0%
	Swift Transportation Co., Senior Secured Notes:
370,000	9.899% due 5/15/15(a)(d)	44,400
1,020,000	12.500% due 5/15/17(a)	141,525
	Total Transportation Infrastructure	185,925
	TOTAL INDUSTRIALS	25,122,113

See Notes to Financial Statements.

10	Western Asset Global High Income Fund Inc. 2008 Semi-Annual Report

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE
AMOUNT†	SECURITY	VALUE
INFORMATION TECHNOLOGY — 0.7%
	Electronic Equipment, Instruments & Components — 0.1%
	NXP BV/NXP Funding LLC:
395,000	Senior Notes, 9.500% due 10/15/15	$72,088
530,000	Senior Secured Notes, 7.875% due 10/15/14	161,650
	Total Electronic Equipment, Instruments & Components	233,738
	IT Services — 0.4%
520,000	Ceridian Corp., Senior Notes, 12.250% due 11/15/15(a)(b)	250,900
1,240,000	First Data Corp., Senior Notes, 9.875% due 9/24/15	719,200
1,775,000	SunGard Data Systems Inc., Senior Subordinated Notes, 10.250% due 8/15/15	1,038,375
	Total IT Services	2,008,475
	Semiconductors & Semiconductor Equipment — 0.0%
80,000	Freescale Semiconductor Inc., Senior Notes, 8.875% due 12/15/14	27,600
	Software — 0.2%
1,355,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16	792,675
	TOTAL INFORMATION TECHNOLOGY	3,062,488
MATERIALS — 4.4%
	Chemicals — 0.3%
	Georgia Gulf Corp., Senior Notes:
10,000	9.500% due 10/15/14	3,350
2,035,000	10.750% due 10/15/16	590,150
180,000	Huntsman International LLC, Senior Subordinated Notes, 7.875% due 11/15/14	119,700
495,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12(e)	445,500
1,190,000	Montell Finance Co. BV, Debentures, 8.100% due 3/15/27(a)	196,350
220,000	Westlake Chemical Corp., Senior Notes, 6.625% due 1/15/16	150,700
	Total Chemicals	1,505,750
	Containers & Packaging — 0.3%
705,000	Graham Packaging Co. Inc., Senior Subordinated Notes, 9.875% due 10/15/14	447,675
695,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	483,025
390,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15(a)	269,100
575,000	Radnor Holdings Inc., Senior Notes, 11.000% due 3/15/10(c)(e)(f)	0
	Total Containers & Packaging	1,199,800
	Metals & Mining — 2.9%
1,050,000	Corporacion Nacional del Cobre-Codelco, Notes, 5.500% due 10/15/13(a)	1,019,947
3,220,000	Evraz Group SA, Notes, 8.875% due 4/24/13(a)	1,416,800

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2008 Semi-Annual Report	11

Schedule of investments (unaudited) continued

November 30, 2008

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE
AMOUNT†	SECURITY	VALUE
	Metals & Mining — 2.9% continued
2,950,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	$2,097,285
2,100,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	1,302,000
575,000	Noranda Aluminium Holding Corp., Senior Notes, 8.345% due 11/15/14(b)(d)	71,875
850,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	497,250
1,530,000	Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15(a)	956,250
250,000	Steel Dynamics Inc., Senior Notes, 7.375% due 11/1/12	186,250
500,000	Tube City IMS Corp., Senior Subordinated Notes, 9.750% due 2/1/15	252,500
	Vale Overseas Ltd., Notes:
1,448,000	8.250% due 1/17/34	1,399,883
2,704,000	6.875% due 11/21/36	2,209,406
2,980,000	Vedanta Resources PLC, Senior Notes, 8.750% due 1/15/14(a)	1,683,700
	Total Metals & Mining	13,093,146
	Paper & Forest Products — 0.9%
2,110,000	Abitibi-Consolidated Co. of Canada, Senior Secured Notes, 13.750% due 4/1/11(a)	1,603,600
	Appleton Papers Inc.:
375,000	Senior Notes, 8.125% due 6/15/11	243,750
715,000	Senior Subordinated Notes, 9.750% due 6/15/14	389,675
	NewPage Corp., Senior Secured Notes:
975,000	9.443% due 5/1/12(d)	516,750
1,120,000	10.000% due 5/1/12	610,400
2,130,000	Verso Paper Holdings LLC, 11.375% due 8/1/16	798,750
	Total Paper & Forest Products	4,162,925
	TOTAL MATERIALS	19,961,621
TELECOMMUNICATION SERVICES — 3.5%
	Diversified Telecommunication Services — 2.5%
	Axtel SAB de CV, Senior Notes:
1,996,000	7.625% due 2/1/17(a)	1,367,260
1,714,000	7.625% due 2/1/17(a)	1,169,805
120,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	69,000
635,000	Citizens Communications Co., Senior Notes, 7.875% due 1/15/27	314,325
	Hawaiian Telcom Communications Inc.:
340,000	Senior Notes, 9.750% due 5/1/13(c)	15,300
535,000	Senior Subordinated Notes, 12.500% due 5/1/15(c)	5,350
1,505,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	1,219,050

See Notes to Financial Statements.

12	Western Asset Global High Income Fund Inc. 2008 Semi-Annual Report

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE
AMOUNT†	SECURITY	VALUE
	Diversified Telecommunication Services — 2.5% continued
25,000	L-3 Communications Corp., Senior Subordinated Notes, 6.375% due 10/15/15	$20,875
	Level 3 Financing Inc., Senior Notes:
1,105,000	9.250% due 11/1/14	585,650
70,000	6.845% due 2/15/15(d)	30,800
670,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16(a)	489,100
1,520,000	Qwest Communications International Inc., Senior Notes, 7.500% due 2/15/14	995,600
85,000	Qwest Corp., Notes, 6.069% due 6/15/13(d)	59,925
1,255,000	Telcordia Technologies Inc., Senior Subordinated Notes, 10.000% due 3/15/13(a)	696,525
1,708,000	UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes, 8.250% due 5/23/16(a)	772,870
	Vimpel Communications:
1,030,000	Loan Participation Notes, 8.375% due 4/30/13(a)	571,650
1,535,000	Loan Participation Notes, Secured Notes, 8.375% due 4/30/13(a)	825,257
1,200,000	Virgin Media Finance PLC, Senior Notes, 9.125% due 8/15/16	852,000
155,000	Wind Acquisition Finance SA, Senior Bonds, 10.750% due 12/1/15(a)	127,875
1,225,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	961,625
	Total Diversified Telecommunication Services	11,149,842
	Wireless Telecommunication Services — 1.0%
630,000	ALLTEL Communications Inc., Senior Notes, 10.375% due 12/1/17(a)(b)	689,850
1,090,000	America Movil SAB de CV, Senior Notes, 5.625% due 11/15/17	919,597
260,000	MetroPCS Wireless Inc., Senior Notes, 9.250% due 11/1/14	214,500
1,105,000	Nextel Communications Inc., Senior Notes, 7.375% due 8/1/15	442,208
170,000	Rogers Wireless Inc., Senior Subordinated Notes, 8.000% due 12/15/12	157,250
6,510,000	True Move Co., Ltd., Notes, 10.750% due 12/16/13(a)	2,311,050
	Total Wireless Telecommunication Services	4,734,455
	TOTAL TELECOMMUNICATION SERVICES	15,884,297
UTILITIES — 3.8%
	Electric Utilities — 0.6%
2,050,000	EEB International Ltd., Senior Bonds, 8.750% due 10/31/14(a)	1,763,000
581,000	Enersis SA, Notes, 7.375% due 1/15/14	585,910
550,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	536,250
	Total Electric Utilities	2,885,160
	Gas Utilities — 0.2%
1,480,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	1,139,600

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2008 Semi-Annual Report	13

Schedule of investments (unaudited) continued

November 30, 2008

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE
AMOUNT†	SECURITY	VALUE
	Independent Power Producers & Energy Traders — 3.0%
	AES Corp., Senior Notes:
525,000	9.375% due 9/15/10	$454,125
670,000	8.875% due 2/15/11	582,900
1,940,000	7.750% due 3/1/14	1,430,750
1,500,000	7.750% due 10/15/15	1,061,250
1,150,000	Dynegy Holdings Inc., Senior Notes, 7.750% due 6/1/19	770,500
	Edison Mission Energy, Senior Notes:
690,000	7.750% due 6/15/16	543,375
550,000	7.200% due 5/15/19	404,250
765,000	7.625% due 5/15/27	524,025
8,080,000	Energy Future Holdings, Senior Notes, 11.250% due 11/1/17(a)(b)	4,343,000
845,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	735,150
	NRG Energy Inc., Senior Notes:
450,000	7.250% due 2/1/14	367,875
2,850,000	7.375% due 2/1/16	2,322,750
	Total Independent Power Producers & Energy Traders	13,539,950
	TOTAL UTILITIES	17,564,710
	TOTAL CORPORATE BONDS & NOTES
	(Cost — $303,636,565)	185,827,053
ASSET-BACKED SECURITIES — 0.0%
FINANCIALS — 0.0%
	Home Equity — 0.0%
110,125	Finance America Net Interest Margin Trust, 5.250% due 6/27/34(a)(e)(f)	11
	Sail Net Interest Margin Notes:
42,974	7.000% due 7/27/33(a)(e)(f)	108
14,101	7.000% due 7/27/33(a)(e)(f)	1
	TOTAL ASSET-BACKED SECURITIES
	(Cost — $166,858)	120
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.6%
	Federal National Mortgage Association (FNMA) STRIPS, IO:
7,309,385	5.500% due 1/1/33(f)(g)	1,204,047
9,075,060	5.500% due 6/1/33(f)(g)	1,500,125
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost — $4,639,176)	2,704,172
COLLATERALIZED SENIOR LOANS — 0.1%
ENERGY — 0.1%
	Oil, Gas & Consumable Fuels — 0.1%
	Ashmore Energy International:
131,105	Synthetic Revolving Credit Facility, 8.250% due 3/30/14(d)	83,907
945,454	Term Loan, 5.801% due 3/30/14(d)	548,364
	TOTAL COLLATERALIZED SENIOR LOANS (Cost — $1,074,378)	632,271

See Notes to Financial Statements.

14	Western Asset Global High Income Fund Inc. 2008 Semi-Annual Report

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE
AMOUNT†		SECURITY	VALUE
MORTGAGE-BACKED SECURITIES — 43.5%
		FHLMC — 22.1%
		Federal Home Loan Mortgage Corp. (FHLMC):
1,784,630		5.930% due 10/1/36(d)(g)	$1,825,943
4,038,053		5.726% due 3/1/37(d)(g)	4,100,784
3,389,074		5.871% due 5/1/37(d)(g)	3,455,189
173,388		6.100% due 9/1/37(d)(g)	176,695
3,911,878		5.819% due 11/1/37(d)(g)	3,998,845
3,678,109		5.619% due 12/1/37(d)(g)	3,728,841
		Gold:
42,599,465		5.500% due 11/1/37-4/1/38(g)	43,259,897
40,000,000		5.000% due 12/11/38(g)(h)	40,218,760
		TOTAL FHLMC	100,764,954
		FNMA — 17.6%
		Federal National Mortgage Association (FNMA):
3,550,000		5.500% due 12/16/23-12/11/38(g)(h)	3,611,040
500,000		6.000% due 12/16/23(g)(h)	510,703
4,239,931		5.000% due 6/1/35-7/1/38(g)	4,274,557
3,261,660		5.500% due 2/1/36-7/1/38(g)	3,318,415
822,158		6.500% due 7/1/36(g)	846,318
10,234,273		6.000% due 10/1/37(g)	10,470,250
52,850,000		5.000% due 12/11/38-1/13/39(g)(h)	53,202,599
4,100,000		6.500% due 12/11/38(g)(h)	4,214,673
		TOTAL FNMA	80,448,555
		GNMA — 3.8%
4,300,000		Government National Mortgage Association (GNMA), 6.500% due 12/18/38(h)	4,406,829
12,800,000		Government National Mortgage Association (GNMA) II, 6.500% due 12/18/38(h)	13,100,032
		TOTAL GNMA	17,506,861
		TOTAL MORTGAGE-BACKED SECURITIES
		(Cost — $194,194,619)	198,720,370
SOVEREIGN BONDS — 7.9%
		Argentina — 0.2%
		Republic of Argentina:
1,074,000	EUR	9.000% due 6/20/03(c)	196,018
1,100,000	EUR	10.250% due 1/26/07(c)	219,967
1,729,117	EUR	8.000% due 2/26/08(c)	326,561
1,550,000	DEM	11.750% due 11/13/26(c)	135,837
522,000	EUR	Medium-Term Notes, 10.000% due 2/22/07(c)	101,899
		Total Argentina	980,282

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2008 Semi-Annual Report	15

Schedule of investments (unaudited) continued

November 30, 2008

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE
AMOUNT†		SECURITY	VALUE
		Brazil — 2.8%
		Brazil Nota do Tesouro Nacional:
1,000	BRL	10.000% due 1/1/10	$412
32,108,000	BRL	10.000% due 7/1/10	12,933,560
		Total Brazil	12,933,972
		Colombia — 0.7%
		Republic of Colombia:
544,000		11.750% due 2/25/20	652,800
2,852,000		7.375% due 9/18/37	2,381,420
		Total Colombia	3,034,220
		Ecuador — 0.2%
2,765,000		Republic of Ecuador, 10.000% due 8/15/30(a)(c)	801,850
		Indonesia — 0.8%
		Republic of Indonesia:
15,399,000,000	IDR	10.250% due 7/15/22	905,584
28,956,000,000	IDR	11.000% due 9/15/25	1,750,688
525,000		8.500% due 10/12/35(a)	343,875
11,646,000,000	IDR	9.750% due 5/15/37	591,172
		Total Indonesia	3,591,319
		Mexico — 0.2%
		United Mexican States:
148,000		11.375% due 9/15/16	184,260
		Medium-Term Notes:
4,000		5.625% due 1/15/17	3,580
1,046,000		6.750% due 9/27/34	941,400
		Total Mexico	1,129,240
		Panama — 0.9%
		Republic of Panama:
621,000		7.250% due 3/15/15	589,950
1,275,000		9.375% due 4/1/29	1,275,000
3,080,000		6.700% due 1/26/36	2,417,800
		Total Panama	4,282,750
		Peru — 0.6%
		Republic of Peru:
278,000		8.750% due 11/21/33	279,390
1,774,000		Bonds, 6.550% due 3/14/37	1,401,460
		Global Bonds:
895,000		8.375% due 5/3/16	919,613
50,000		7.350% due 7/21/25	45,375
		Total Peru	2,645,838

See Notes to Financial Statements.

16	Western Asset Global High Income Fund Inc. 2008 Semi-Annual Report

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE
AMOUNT†	SECURITY	VALUE
	Venezuela — 1.5%
	Bolivarian Republic of Venezuela:
365,000	8.500% due 10/8/14	$211,700
10,497,000	5.750% due 2/26/16(a)	4,854,862
475,000	7.650% due 4/21/25	217,313
	Collective Action Securities:
1,608,000	9.375% due 1/13/34	836,160
875,000	Notes, 10.750% due 9/19/13	625,625
	Total Venezuela	6,745,660
	TOTAL SOVEREIGN BONDS
	(Cost — $54,042,821)	36,145,131
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 0.3%
	U.S. Government Agencies — 0.3%
410,000	Federal Home Loan Mortgage Corp. (FHLMC), Notes, 5.125% due 4/18/11(g)	432,684
1,000,000	Federal National Mortgage Association (FNMA), 5.625% due 11/15/21(g)	1,054,841
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
	(Cost — $1,411,381)	1,487,525
U.S. TREASURY INFLATION PROTECTED SECURITIES — 2.1%
	U.S. Treasury Bonds, Inflation Indexed:
3,207,868	2.000% due 1/15/26	2,684,334
998,145	2.375% due 1/15/27(i)	896,069
2,475,181	1.750% due 1/15/28(i)	2,041,252
	U.S. Treasury Notes, Inflation Indexed:
771,652	2.000% due 1/15/16	687,434
1,779,302	2.375% due 1/15/17	1,634,874
1,794,622	2.625% due 7/15/17	1,703,771
	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES
	(Cost — $10,825,620)	9,647,734
SHARES
COMMON STOCK — 0.0%
CONSUMER DISCRETIONARY — 0.0%
	Household Durables — 0.0%
2,085,181	Home Interiors & Gifts Inc.(e)(f)* (Cost — $853,389)	2
PREFERRED STOCKS — 0.1%
CONSUMER DISCRETIONARY — 0.1%
	Automobiles — 0.1%
30,500	Ford Motor Co., 7.400%	143,350
1,900	Ford Motor Co., 8.000%	10,070
	TOTAL CONSUMER DISCRETIONARY	153,420

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2008 Semi-Annual Report	17

Schedule of investments (unaudited) continued

November 30, 2008

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

SHARES		SECURITY	VALUE
FINANCIALS — 0.0%
		Diversified Financial Services — 0.0%
2,600		Preferred Plus, Trust, Series FRD-1, 7.400%	$11,700
9,700		Saturns, Series F 2003-5, 8.125%	51,410
		TOTAL FINANCIALS	63,110
		TOTAL PREFERRED STOCKS
		(Cost — $738,392)	216,530
WARRANTS
WARRANTS — 0.0%
2,675		Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20* (Cost — $82,925)	66,875
		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
		(Cost — $571,666,124)	435,447,783
FACE
AMOUNT†
SHORT-TERM INVESTMENTS — 4.7%
		Sovereign Bonds — 0.2%
		Bank Negara Malaysia Islamic Notes:
420,000	MYR	Zero coupon bond to yield 3.350% due 12/23/08	115,676
220,000	MYR	Zero coupon bond to yield 3.250% due 12/30/08	60,558
120,000	MYR	Zero coupon bond to yield 3.250% due 12/30/08	33,032
		Bank Negara Malaysia Monetary Notes:
260,000	MYR	Zero coupon bond to yield 3.200% due 12/16/08	71,659
440,000	MYR	Zero coupon bond to yield 3.250% due 12/16/08	121,267
781,000	MYR	Zero coupon bond to yield 3.430% due 12/30/08	214,950
700,000	MYR	Zero coupon bond to yield 3.440% due 2/17/09	191,777
		TOTAL SOVEREIGN BONDS
		(Cost — $838,703)	808,919
		U.S. Government Agencies — 2.5%
9,000,000		Federal Home Loan Bank (FHLB), Discount Notes, 0.751% due 2/2/09(j)	8,993,304
2,452,000		Federal National Mortgage Association (FNMA), Discount Notes, 1.384% — 2.666% due 12/15/08(g)(j)	2,449,972
		TOTAL U.S. GOVERNMENT AGENCIES
		(Cost — $11,438,159)	11,443,276

See Notes to Financial Statements.

18	Western Asset Global High Income Fund Inc. 2008 Semi-Annual Report

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Repurchase Agreement — 2.0%
9,017,000

Morgan Stanley tri-party repurchase agreement dated 11/28/08, 0.180% due 12/1/08; Proceeds at maturity — $9,017,135; (Fully collateralized by U.S. government agency obligation, 4.830% due 4/14/15; Market value — $9,252,132) (Cost — $9,017,000)

		$ 9,017,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $21,293,862)	21,269,195
	TOTAL INVESTMENTS — 100.0% (Cost — $592,959,986#)	$456,716,978

*	Non-income producing security.
†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	Security is currently in default.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at November 30, 2008.
(e)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 2).
(f)	Illiquid security.
(g)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into Conservatorship.
(h)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).
(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(j)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	BRL	— Brazilian Real
	DEM	— German Mark
	EUR	— Euro
	IDR	— Indonesian Rupiah
	IO	— Interest Only
	MYR	— Malaysian Ringgit
	OJSC	— Open Joint Stock Company
	RUB	— Russian Ruble
	STRIPS	— Separate Trading of Registered Interest and Principal Securities

SCHEDULE OF WRITTEN OPTIONS

CONTRACTS	SECURITY	EXPIRATION DATE	STRIKE PRICE	VALUE
7	Eurodollar Futures, Call	3/16/09	$97.75	$ 9,056
7	Eurodollar Futures, Call	3/16/09	97.50	12,425
	TOTAL WRITTEN OPTIONS (Premiums Received — $10,083)			$21,481

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2008 Semi-Annual Report	19

Statement of assets and liabilities (unaudited)

November 30, 2008

ASSETS:
Investments, at value (Cost — $592,959,986)	$ 456,716,978
Foreign currency, at value (Cost — $2,953,721)	2,564,570
Cash	181
Deposits with brokers for open swap and futures contracts	36,075,002
Receivable for securities sold	20,807,360
Interest receivable	8,680,745
Premiums paid for open swap contracts	1,653,750
Receivable for open swap contracts	1,104,260
Receivable for open forward currency contracts	256,743
Prepaid expenses	9,410
Other receivables	422
Total Assets	527,869,421
LIABILITIES:
Payable for securities purchased	136,482,945
Loan payable (Note 5)	100,000,000
Unrealized depreciation on swaps	35,615,439
Payable to broker—variation margin on open futures contracts	350,900
Investment management fee payable	339,149
Interest payable	238,639
Payable for open forward currency contracts	136,714
Written options, at value (premium received $10,083)	21,481
Directors’ fees payable	972
Payable for open swap contracts	792
Accrued expenses	167,828
Total Liabilities	273,354,859
TOTAL NET ASSETS	$ 254,514,562
NET ASSETS:
Par value ($0.001 par value; 30,608,381 shares issued and outstanding; 100,000,000 shares authorized)	$ 30,608
Paid-in capital in excess of par value	436,420,710
Undistributed net investment income	1,961,956
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(9,896,145)
Net unrealized depreciation on investments, futures contracts, written options, swap contracts and foreign currencies	(174,002,567)
TOTAL NET ASSETS	$ 254,514,562
Shares Outstanding	30,608,381
Net Asset Value	$8.32

See Notes to Financial Statements.

20	Western Asset Global High Income Fund Inc. 2008 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended November 30, 2008

INVESTMENT INCOME:
Interest	$ 19,481,278
Dividends	50,394
Less: Foreign taxes withheld	(49,176)
Total Investment Income	19,482,496
EXPENSES:
Investment management fee (Note 3)	2,456,524
Interest expense (Note 5)	1,617,650
Commitment fee (Note 5)	113,368
Shareholder reports	75,411
Custody fees	61,066
Excise tax	53,395
Legal fees	42,821
Directors’ fees	39,646
Audit and tax	35,978
Stock exchange listing fees	19,215
Transfer agent fees	8,936
Insurance	4,885
Miscellaneous expenses	5,939
Total Expenses	4,534,834
NET INVESTMENT INCOME	14,947,662
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 4):
Net Realized Gain (Loss) From:
Investment transactions	(2,375,612)
Futures contracts	(4,399,426)
Written options	639,056
Swap contracts	2,717,141
Foreign currency transactions	165,999
Net Realized Loss	(3,252,842)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(123,022,218)
Futures contracts	(2,476,921)
Written options	(11,398)
Swap contracts	(24,580,627)
Foreign currencies	(463,697)
Change in Net Unrealized Appreciation/Depreciation	(150,554,861)
NET LOSS ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS	(153,807,703)
DECREASE IN NET ASSETS FROM OPERATIONS	$(138,860,041)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2008 Semi-Annual Report	21

Statements of changes in net assets

FOR THE SIX MONTHS ENDED NOVEMBER 30, 2008 (unaudited) AND THE YEAR ENDED MAY 31, 2008	November 30	May 31
OPERATIONS:
Net investment income	$ 14,947,662	$ 27,212,898
Net realized gain (loss)	(3,252,842)	2,025,616
Change in net unrealized appreciation/depreciation	(150,554,861)	(38,155,813)
Decrease in Net Assets From Operations	(138,860,041)	(8,917,299)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(15,610,274)	(31,220,548)
Decrease in Net Assets From Distributions to Shareholders	(15,610,274)	(31,220,548)
DECREASE IN NET ASSETS	(154,470,315)	(40,137,847)
NET ASSETS:
Beginning of period	408,984,877	449,122,724
End of period*	$ 254,514,562	$ 408,984,877
* Includes undistributed net investment income of:	$1,961,956	$2,624,568

See Notes to Financial Statements.

22	Western Asset Global High Income Fund Inc. 2008 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended November 30, 2008

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest received	$ 18,970,552
Operating expenses paid	(3,131,185)
Net sales of short-term investments	10,949,823
Realized gain on foreign currency transactions	165,999
Realized gain on options	639,021
Realized loss on futures contracts	(4,399,426)
Realized gain on swap contracts	2,717,141
Net change in unrealized depreciation on futures contracts	(2,476,921)
Net change in unrealized depreciation on foreign currencies	(463,697)
Purchases of long-term investments	(855,847,759)
Proceeds from disposition of long-term investments	879,431,293
Premium for swap contracts	(1,653,750)
Premium for written options	10,083
Change in payable to broker - variation margin	174,573
Change in payable for open forward currency contracts	(195,834)
Interest paid	(1,797,392)
Net Cash Provided By Operating Activities	43,092,521
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(15,610,274)
Deposits with brokers for reverse repurchase agreement	(26,375,002)
Net Cash Flows Used By Financing Activities	(41,985,276)
NET INCREASE IN CASH	1,107,245
Cash, Beginning of year	1,457,506
Cash, End of year	$ 2,564,751
RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Decrease in Net Assets From Operations	$ (138,860,041)
Accretion of discount on investments	(1,367,166)
Amortization of premium on investments	506,229
Decrease in investments, at value	199,800,510
Decrease in payable for securities purchased	(63,375,510)
Decrease in interest receivable	348,993
Increase in premium for written swaps	16,875
Increase in premium for written options	10,083
Decrease in receivable for securities sold	46,427,552
Decrease in payable for open forward currency contracts	(195,834)
Increase in payable to broker - variation margin	174,573
Decrease in prepaid expenses	15,452
Decrease in interest payable	(179,742)
Decrease in accrued expenses	(229,453)
Total Adjustments	181,952,562
NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES	$ 43,092,521

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2008 Semi-Annual Report	23

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED MAY 31, UNLESS OTHERWISE NOTED:

	2008[1]	2008	2007	2006	2005[2]	2004[2,3]
NET ASSET VALUE, BEGINNING OF PERIOD	$13.36	$14.67	$14.09	$14.76	$14.50	$14.30 [4]
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.49	0.89	0.83	0.95	1.02	1.00
Net realized and unrealized gain (loss)	(5.02)	(1.18)	0.80	0.00 [5]	0.51	0.23
Total income (loss) from operations	(4.53)	(0.29)	1.63	0.95	1.53	1.23
LESS DISTRIBUTIONS FROM:
Net investment income	(0.51)	(1.02)	(0.79)	(0.97)	(1.06)	(0.97)
Net realized gains	—	—	(0.26)	(0.65)	(0.17)	(0.06)
Return of capital	—	—	—	—	(0.04)	—
Total distributions	(0.51)	(1.02)	(1.05)	(1.62)	(1.27)	(1.03)
Increase in Net Asset Value due to shares issued on reinvestment of distributions	—	—	0.00 [5]	—	—	0.00 [5]
NET ASSET VALUE, END OF PERIOD	$8.32	$13.36	$14.67	$14.09	$14.76	$14.50
MARKET PRICE, END OF PERIOD	$6.52	$12.12	$14.17	$12.42	$12.96	$13.76
Total return, based on NAV[6,7]	(34.77)%	(1.84)%	11.96%[8]	6.57%	10.92%	8.44%
Total return, based on Market Price[7]	(43.05)%	(6.91)%	23.25%	8.46%	3.15%	(1.63)%
NET ASSETS, END OF PERIOD (000s)	$254,515	$408,985	$449,123	$430,325	$450,716	$442,892
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.57%[9]	2.80%	2.86%	2.63%	2.14%	1.79%[9]
Gross expenses, excluding interest expense	1.65 [9]	1.61	1.58	1.58	1.55	1.45 [9]
Net expenses	2.57 [9]	2.80 [10]	2.86 [10]	2.62 [10]	2.14	1.79 [9]
Net expenses, excluding interest expense	1.65 [9]	1.61 [10]	1.58 [10]	1.58 [10]	1.55	1.45 [9]
Net investment income	8.46 [9]	6.50	5.77	6.43	6.85	7.93 [9]
PORTFOLIO TURNOVER RATE[11]	12%	63%	201%	111%	88%	100%
SUPPLEMENTAL DATA:
Loans Outstanding, End of Period (000s)	$100,000	$100,000	$100,000	$100,000	$100,000	$100,000
Asset Coverage (000s)	354,515	$508,985	$549,123	$530,325	$550,716	$542,892
Asset Coverage for Loan Outstanding	355%	509%	549%	530%	551%	543%
Weighted Average Loan (000s)	$100,000	$100,000	$100,000	$100,000	$100,000	$108,367
Weighted Average Interest Rate on Loans	3.18%	4.87%	5.67%	4.71%	2.70%	1.65%[9]

[1]	For the six months ended November 30, 2008 (unaudited).
[2]	Per share amounts have been calculated using the average shares method.
[3]	For the period July 28, 2003 (inception date) to May 31, 2004.
[4]	Initial public offering price of $15.00 per share less offering costs and sales load totaling $0.70 per share.
[5]	Amount represents less than $0.01 per share.
[6]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	The prior investment manager fully reimbursed the fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
[9]	Annualized.
[10]	Reflects fee waivers and/or expense reimbursements.
[11]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 148%, 483%, 533%, 527%, 437%, and 285% for the six months ended November 30, 2008, the years ended May 31, 2008, 2007, 2006, 2005, and the period ended May 31, 2004, respectively.

See Notes to Financial Statements.

24	Western Asset Global High Income Fund Inc. 2008 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is high current income. The Fund’s secondary objective is total return.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(b) Financial futures contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Western Asset Global High Income Fund Inc. 2008 Semi-Annual Report	25

Notes to financial statements (unaudited) continued

(c) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Mortgage dollar rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the specified future date. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised,

26	Western Asset Global High Income Fund Inc. 2008 Semi-Annual Report

the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is added to the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Stripped securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(g) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are

Western Asset Global High Income Fund Inc. 2008 Semi-Annual Report	27

Notes to financial statements (unaudited) continued

segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Swap contracts. Swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices or securities. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the

28	Western Asset Global High Income Fund Inc. 2008 Semi-Annual Report

security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

(k) Credit default swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads utilized in determining the period end market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. Spreads are the theoretical price a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity

Western Asset Global High Income Fund Inc. 2008 Semi-Annual Report	29

Notes to financial statements (unaudited) continued

reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations and are amortized over the life of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are recorded as realized gain or loss on the Statement of Operations. Notional amounts of all credit default swap agreements outstanding as of the report date are disclosed in the Notes to Financial Statements.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(m) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund

30	Western Asset Global High Income Fund Inc. 2008 Semi-Annual Report

intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income exceeds the distributions from such taxable income for the year.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of November 30, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(o) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment valuation

Effective June 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sale price or official closing price on the primary market or exchange on which they trade. Future contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly

Western Asset Global High Income Fund Inc. 2008 Semi-Annual Report	31

Notes to financial statements (unaudited) continued

affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	NOVEMBER 30, 2008	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in Securities	$456,716,978	$ 216,530	$456,500,326	$122
Other Financial Instruments*	(37,190,975)	(1,684,167)	(35,506,808)	—
Total	$419,526,003	$(1,467,637)	$420,993,518	$122

*  Other financial instruments may include written options, futures, swaps and forward contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES
Balance as of May 31, 2008	$ 2
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers in and/or out of Level 3	120
Balance as of November 30, 2008	$122

3. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings.

32	Western Asset Global High Income Fund Inc. 2008 Semi-Annual Report

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited does not receive any compensation from the Fund and is paid by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.30% on assets managed by Western Asset Limited.

During the periods in which the Fund is utilizing borrowings, the fee which is payable to the investment manager as a percentage of the Fund’s assets will be higher than if the Fund did not utilize borrowings because the fee is calculated as a percentage of the Fund’s net assets, including those investments purchased with borrowings. Borrowings for the purpose of the calculation of the management fee include loans from certain financial institutions, the use of mortgage dollar roll transactions and reverse repurchase agreements, if any.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

4. Investments

During the six months ended November 30, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	INVESTMENTS	U.S. GOVERNMENT & AGENCY OBLIGATIONS
Purchases	$39,410,036	$753,062,213
Sales	51,033,461	780,629,765

At November 30, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 5,719,034
Gross unrealized depreciation	(141,962,042)
Net unrealized depreciation	$(136,243,008)

Western Asset Global High Income Fund Inc. 2008 Semi-Annual Report	33

Notes to financial statements (unaudited) continued

At November 30, 2008, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
90 Day Eurodollar	79	3/09	$19,123,194	$19,370,800	$ 247,606
90 Day Eurodollar	83	6/09	20,108,914	20,350,562	241,648
90 Day Eurodollar	13	9/09	3,154,046	3,186,138	32,092
					$ 521,346
Contracts to Sell:
Australian Dollar	16	12/08	$ 1,270,480	$ 1,048,800	$ 221,680
Eurodollar	32	12/08	5,583,878	5,080,000	503,878
U.S. Treasury 2-Year Note	45	3/09	9,697,813	9,756,562	(58,749)
U.S. Treasury 5-Year Note	310	3/09	35,711,972	36,180,391	(468,419)
U.S. Treasury 10-Year Note	368	3/09	42,546,516	44,516,500	(1,969,984)
U.S. Treasury 30-Year Bond	48	3/09	5,685,331	6,119,250	(433,919)
					$(2,205,513)
Net unrealized loss on open futures contracts					$(1,684,167)

At November 30, 2008, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN(LOSS)
Contracts to Buy:
Euro	2,350,000	$2,982,394	2/3/09	$(136,714)
Contracts to Sell:
Pound Sterling	1,683,000	$2,589,143	2/3/09	$ 256,743
Net unrealized gain on open forward foreign currency contracts				$ 120,029

During the six months ended November 30, 2008, written option transactions for the Fund were as follows:

	NUMBER OF CONTRACTS	PREMIUMS
Written options, outstanding May 31, 2008	—	—
Options written	688	$649,795
Options closed	(24)	(26,724)
Options expired	(650)	(612,988)
Written options, outstanding November 30, 2008	14	$ 10,083

At November 30, 2008, the Fund held TBA securities with a total cost of $116,146,553.

34	Western Asset Global High Income Fund Inc. 2008 Semi-Annual Report

At November 30, 2008, the Fund had the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES—SELL PROTECTION(1)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE(3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Barclay’s Capital Inc. (CDX North America High Yield Index)	$147,000,000	12/20/12	3.750% quarterly	$(33,961,689)	$1,653,750	$(35,615,439)

(1)             If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)             The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)             The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡                  Percentage shown is an annual percentage rate.

5. Loan

At November 30, 2008, the Fund had a $150,000,000 credit line available pursuant to a revolving credit and security agreement dated as of December 21, 2006 and amended as of December 19, 2007 and again as of December 17, 2008, (“Agreement”), with CIESCO, LLC and Citibank, N.A. (“Citibank”). Citibank acts as administrative agent and secondary lender. Also as of November 30, 2008, the Fund had a $100,000,000 loan outstanding pursuant to the Agreement. The loan generally bears interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. In addition, the Fund pays a commitment fee on the total amount of the loan available, whether used or unused. For the six months ended November 30, 2008, the Fund paid $113,368 in commitment fees. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the six months ended November 30, 2008, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $100,000,000 and the weighted average interest rate was 3.18%. Total interest expense incurred on the loan for the six months ended November 30, 2008 was $1,617,650.

6. Distributions subsequent to November 30, 2008

On November 17, 2008, the Board of Directors declared three dividends, each in the amount of $0.085 per share, payable on December 26, 2008, January 30,

Western Asset Global High Income Fund Inc. 2008 Semi-Annual Report	35

Notes to financial statements (unaudited) continued

2009 and February 27, 2009 to shareholders of record on December 19, 2008, January 23, 2009 and February 20, 2009, respectively.

7. Capital shares

On October 22, 2003, the Fund’s Board authorized the Fund to repurchase from time to time in the open market up to 3,000,000 shares of the Fund’s common stock. The Board directed the management of the Fund to repurchase shares of the Fund’s common stock at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Fund’s Board. Since the inception of the repurchase plan, the Fund has not repurchased any shares.

8. Capital loss carryforward

As of May 31, 2008, the Fund had a net capital loss carryforward of $3,634,848, of which $2,706,694 expires in 2015, and $928,154 expires in 2016. These amounts will be available to offset any future taxable gains.

9. Recent accounting pronouncement

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

36	Western Asset Global High Income Fund Inc. 2008 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Directors (the “Board”) of Western Asset Global High Income Fund, Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the sub-advisory agreements (the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (together with Western Asset, the “Subadviser”), on an annual basis. In response to a request by the Independent Directors, an in-person meeting of the Board was held on October 23, 2008 (the “Leadership Meeting”) with senior leadership of the Manager, the Subadviser and their corporate parent, Legg Mason, Inc. (“Legg Mason”) to discuss the investment advisory and other services provided to the Fund and other funds in the same complex under the Board’s supervision (the “Legg Mason Closed-end Funds”). During this Leadership Meeting, information was presented to the Board regarding, among other things, the Subadviser’s economic and financial markets outlook and its investment strategies given that outlook. Additionally, the Board received information regarding recent organizational changes and the continuing financial and other resources available to the Legg Mason organization to support its activities in respect of the Legg Mason Closed-end Funds. At a meeting (the “Contract Renewal Meeting”) held in-person on November 12 and 13, 2008, the Board, including the Independent Directors, considered and approved continuation of each of the Management and Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management and Sub-Advisory Agreements, the Board received and considered a variety of information about the Manager and Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board (together with the information provided at the Leadership and Contract Renewal Meetings, the “Contract Renewal Information”), certain portions of which are discussed below. A presentation made by the Manager and Subadviser to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management and Sub-Advisory Agreements encompassed the Fund and all the funds for which the Board has responsibility. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Subadviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by each of the Manager and Subadviser.

The discussion below covers both advisory and administrative functions being rendered by the Manager, each such function being encompassed by the

Western Asset Global High Income Fund Inc.	37

Board approval of management and subadvisory agreements (unaudited) continued

Management Agreement, and the investment advisory function being rendered by the Subadviser.

In its deliberations regarding renewal of the Management and Sub-Advisory Agreements, the Fund’s Board, including the Independent Directors, considered the factors below.

Nature, Extent and Quality of the Services under the Management Agreement and Sub-Advisory Agreement

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager at the Contract Renewal Meeting, the financial resources available to the Legg Mason organization.

The Board considered the responsibilities of the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Subadviser and others.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund Performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all funds (including the Fund) classified by Lipper as leveraged closed-end global income funds regardless of asset size. The Performance Universe consisted of nine funds, including the Fund, for the 3-year period ended June 30, 2008 and six funds, including the Fund, for the 1-year period ended June 30, 2008. The Board also considered the volatile

38	Western Asset Global High Income Fund Inc.

market conditions during the past year and the Fund’s performance in relation to its benchmarks and in absolute terms.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe showed, among other things, that the Fund’s performance was ranked seventh among the nine funds in the Performance Universe for the 1- and 3-year periods ended June 30, 2008. The Board considered the Manager’s explanation of the underperformance relative to the Performance Universe. Among other things, one relatively large credit default swap transaction, which increased the Fund’s exposure to the broad high yield market, detracted significantly from performance as did a general overweight to the broad high yield market and the Manager’s issue selection. The Board noted that the small size of the Performance Universe made meaningful comparisons difficult. The Board also considered the volatile market conditions during the year and the Manager’s belief that such market conditions were particularly adverse to its investment strategies for the Fund in which risk products and spreads play a significant role.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that the Fund’s performance was disappointing but that a decision against continuation of the Management and Sub-advisory Agreements for an additional one-year period would not be in the interests of shareholders. The Board determined that it will continue to evaluate and to discuss with the Manager the Fund’s performance.

Management Fees and Expense Ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in a relevant expense group (the “Expense Universe”) selected and provided by Lipper for the latest fiscal year. The Expense Universe consisted of all funds, including the Fund, classified by Lipper as closed-end leveraged global income funds. The Expense Universe consisted of four funds, including the Fund, that had assets ranging from $126.4 million to the Fund’s $418.7 million. The Expense Universe included not only the Fund, but one other fund in the Legg Mason complex.

The Lipper Expense Information, comparing the Management Fee as well as its actual total expenses to the Fund’s Expense Universe, showed that the

Western Asset Global High Income Fund Inc.	39

Board approval of management and subadvisory agreements (unaudited) continued

Management Fee on a contractual basis was better than the median of the Fund’s Expense Universe but on an actual basis (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other funds in the Expense Universe) was worse than the median for the Expense Universe on a common assets only basis. The actual Management Fee was better than the median on the basis of common and leveraged assets. The actual total expenses of the Fund also were below the Expense Universe median on both a common assets only basis and a common and leveraged assets basis.

The Board considered that the small size and the composition of the Expense Universe, as well as the range of sizes among the four constituent funds in the Expense Universe, made meaningful comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Taking all of the above into consideration, the Board determined that the Management Fee and the sub-advisory fee were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager Profitability

The Board, as part of the Contract Renewal Information, received a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodology and was assured by Management at the Contract Renewal Meeting that there have been no significant changes in that methodology since the report was rendered. The profitability to the Subadviser was not considered to be a material factor in the Board’s considerations since the Subadviser’s fee is paid by the Manager, not

40	Western Asset Global High Income Fund Inc.

the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund had increased by 1 percent during the period covered by the analysis. The Board expressed its continuing concern regarding the level of profitability to the Manager from providing services to the Fund. The Board considered the Manager’s explanation of the profitability level reflected in the analysis presented at the Contract Renewal Meeting. The Board concluded that it would be appropriate to continue to monitor profitability in light of the nature, scope and quality of the investment advisory and other services provided by the Manager and the Subadviser to the Fund.

Economies of Scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the management fee structure was appropriate under present circumstances.

Other Benefits to the Manager and the Subadviser

The Board considered other benefits received by the Manager, the Subadviser and its affiliates as a result of their relationship with the Fund.

* * * * * *

In light of all of the foregoing, the Board determined that, under the circumstances, continuation of the Management and Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management and Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum discussing its responsibilities in connection with the proposed continuation of the Management and Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

Western Asset Global High Income Fund Inc.	41

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Global High Income Fund Inc. was held on September 25, 2008, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting.

Election of directors

NOMINEES	VOTES FOR	VOTES WITHHELD
Carol L. Colman	21,833,334.95	630,824.00
Daniel P. Cronin	21,826,422.95	637,736.00
Paolo M. Cucchi	21,808,332.95	655,826.00

At November 30, 2008, in addition to Carol L. Colman, Daniel P. Cronin and Paolo M. Cucchi, the other Directors of the Fund were as follows:

R. Jay Gerken
Leslie H. Gelb
William R. Hutchinson
Dr. Riordan Roett
Jeswald W. Salacuse

42	Western Asset Global High Income Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash, all distributions, on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company (“AST”), as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by AST as distribution paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

Western Asset Global High Income Fund Inc.	43

Dividend reinvestment plan (unaudited) continued

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038 or by calling the Plan Agent at 1-877-366-6441. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged $5.00 plus a $0.05 per Common Share service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-877-366-6441.

44	Western Asset Global High Income Fund Inc.

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Western Asset Global High Income Fund Inc.

Directors	Investment manager
Carol L. Colman	Legg Mason Partners Fund Advisor, LLC
Daniel P. Cronin
Paolo M. Cucchi	Subadvisers
Leslie H. Gelb	Western Asset Management Company
R. Jay Gerken, CFA
Chairman	Western Asset Management Company Limited
William R. Hutchinson
Riordan Roett	Custodian
Jeswald W. Salacuse	State Street Bank and Trust Company
225 Franklin Street
Officers	Boston, Massachusetts 02110
R. Jay Gerken, CFA
President and Chief Executive Officer	Transfer agent
American Stock Transfer & Trust Company
Kaprel Ozsolak	59 Maiden Lane
Chief Financial Officer and Treasurer	New York, NY 10038

Ted P. Becker	Independent registered public accounting firm
Chief Compliance Officer	KPMG LLP
345 Park Avenue
Robert I. Frenkel	New York, New York 10154
Secretary and Chief Legal Officer
Legal counsel
Thomas C. Mandia	Simpson Thacher & Bartlett LLP
Assistant Secretary	425 Lexington Avenue
New York, New York 10017-3909
Steven Frank
Controller	New York Stock Exchange Symbol
EHI
Albert Laskaj
Controller

Western Asset Global High Income Fund Inc.
55 Water Street
New York, New York 10041

Western Asset Global High Income Fund Inc.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.
55 Water Street
New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 as amended, that from time to time the Fund may purchase at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Global High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane,
New York, New York 10038

WASX010654 1/09 SR09-729

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

     The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

     There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global High Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Global High Income Fund Inc.

Date:	February 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Global High Income Fund Inc.

Date:	February 5, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Global High Income Fund Inc.

Date:	February 5, 2009